Exhibit 99.1

LivePerson Announces New Board Nominee and Additional Board of Directors Refreshment

Enters into a Cooperation Agreement with Vector Capital Management, the Company’s Largest Shareholder

Continues Planned Board Refreshment through a Collaborative Process to Add New Directors

NEW YORK, New York, October 23, 2024 /PRNewswire/ — LivePerson, Inc. (Nasdaq: LPSN) (the “Company”), the enterprise leader in digital-first customer conversations, has entered into a cooperation agreement (the “Cooperation Agreement”) with Vector Capital Management, L.P. (collectively with its affiliates, “Vector”), which owns approximately 12% of the Company’s outstanding common stock.

As part of the Company’s ongoing process to refresh its board of directors (the “Board”), the Company is pleased to announce its plan to nominate Dan Fletcher, the Chief Financial Officer of Planful, a portfolio company of Vector, as one of the Company’s two nominees for election to the Board at the Company’s 2024 Annual Meeting of Stockholders, in accordance with the Cooperation Agreement. Mr. Fletcher brings extensive industry experience and operational expertise to the Company, which will help advance the Company’s strategic objectives, and ultimately, its goal to enhance shareholder value. Additionally, following the conclusion of the Company’s 2024 Annual Meeting, the Board will appoint an additional director to be identified in cooperation with Vector, having relevant experience to further complement the existing Board and to support the Company’s business and value creation goals.

“The Company’s Board and management remain focused on enhancing the Board with new directors who bring skills, expertise and industry experience to support the execution of the Company’s strategy, with the goal of producing long-term value for all shareholders,” said Jill Layfield, Chair of the Board. “We are pleased to nominate Mr. Fletcher, as well as to strengthen alignment with our largest shareholder. We believe our new board members will provide significant value, bringing additional operational expertise and industry experience to support our commitment to long-term value creation for all shareholders.”

Alex Slusky, Managing Director and Chief Investment Officer of Vector, added, “As the Company’s largest shareholder, we appreciate the collaborative relationship with the Company that has resulted in this agreement. The Board’s nomination of Mr. Fletcher reinforces our confidence in the Company’s corporate governance and management, and demonstrates its receptivity to shareholder input. Our shared objective is to contribute our experience and industry knowledge to support LivePerson’s turnaround and delivery of enhanced value for all shareholders.”

Pursuant to the terms of the Cooperation Agreement, Vector has agreed to certain customary standstill and mutual non-disparagement provisions. Vector has also agreed to a voting commitment and related provisions in connection with the Cooperation Agreement. The complete Cooperation Agreement will be included as an exhibit to a Current Report on Form 8-K, which will be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”).

About LivePerson, Inc.

LivePerson, Inc. (NASDAQ: LPSN) is the enterprise leader in digital customer conversations. The world’s leading brands — including HSBC, Chipotle, and Virgin Media — use our award-winning Conversational Cloud platform to connect with millions of consumers. We power nearly a billion conversational interactions every month, providing a uniquely rich data set and AI-powered solutions to accelerate contact center transformation, supercharge agent productivity, and deliver more personalized customer experiences. Fast Company named us the #1 Most Innovative AI Company in the world. To talk with us or our AI, please visit liveperson.com.

About Vector Capital Management, L.P.

Vector Capital is a leading, San Francisco-based investment firm focused on transformational investments in middle market technology and technology-enabled businesses. Founded in 1997, Vector manages over $4 billion of capital across its credit and private equity strategies on behalf of a high-quality group of global limited partners. For over 27 years, Vector Capital has invested in technology businesses concurrent with implementing an operational transformation to deliver breakthrough operational and financial results. For more information, please visit www.vectorcapital.com.

Forward-Looking Statements

Statements in this press release regarding the Company that are not historical facts are forward-looking statements and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties, and actual events or results may differ materially from our expectations. Some of the factors that could cause events or results to differ from our expectations include, without limitation, our ability to execute on and deliver our current business and product plans and goals, and the other factors described in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 4, 2024 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 7, 2024. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Important Additional Information

The Company intends to file a proxy statement and a GOLD universal proxy card with the SEC in connection with the 2024 Annual Meeting, which is scheduled to be held on November 4, 2024 at 10:00 a.m. Eastern Time via a live audio webcast at www.virtualshareholdermeeting.com/LPSN2024. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING GOLD UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2024 ANNUAL MEETING. Stockholders will be able to obtain the Company’s proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://ir.liveperson.com/.

Participant Information

The Company, its directors and John D. Collins, Chief Financial Officer and Chief Operating Officer, are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the section titled “Item 11. Executive Compensation” in the Company’s Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2023, filed on April 29, 2024 (the “2023 Form 10-K/A”), beginning on page 11, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” beginning on page 45 of the 2023 Form 10-K/A and available here. As applicable, supplemental information regarding the holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, and as referenced in the table below, and such filings are or will be available on the Company’s website available here or through the SEC’s website at www.sec.gov. Updated information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Ownership of Securities” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2024 Annual Meeting.

Directors

Name	Ownership	Filing Date	Filing Type	Hyperlink
John Sabino (Chief Executive Officer)	3,354,839	03/19/2024	Form 4	https://www.sec.gov/Archives /edgar/data/1102993/000110 299324000052/xslF345X05/ wk-form4_1710898450.xml

Executive Officers

Name	Ownership	Filing Date	Filing Type	Hyperlink
John D. Collins (Chief Financial Officer and Chief Operating Officer)	1,127,604	09/24/2024	Form 4	https://www.sec.gov/Archives /edgar/data/1102993/000110 299324000129/xslF345X05/ wk-form4_1727220784.xml

Media Contact:

Mike Tague

mtague@liveperson.com